Exhibit 10.226

LAURUS MASTER FUND, LTD.

VALENS OFFSHORE SPV I, LTD.

VALENS OFFSHORE SPV II, CORP.

VALENS U.S. SPV I, LLC

c/o Laurus Capital Management, LLC

and Valens Capital Management, LLC

335 Madison Avenue, 10th Floor

New York, New York 10017

December 10, 2007

Biovest International, Inc.

377 Plantation Street

Worcester, Massachusetts 01605

Attention: Chief Financial Officer

Re:	Prepayment of Principal and Interest

Ladies and Gentlemen:

Reference is hereby made to:

1. that certain Note and Warrant Purchase Agreement, dated as of March 31, 2006 (as amended, modified or supplemented from time to time, the “March Purchase Agreement”), by and between Biovest International, Inc., a Delaware corporation (the “Company”), and Laurus Master Fund, Ltd. (“Laurus”), Valens U.S. SPV I, LLC (as an assignee of Laurus) (“Valens US”) and Valens Offshore SPV I, Ltd. (as an assignee of Laurus) (“Valens Ltd” and together with Valens US, the “March 2006 Purchasers”);

2. that certain Secured Promissory Note in the aggregate principal amount of $7,799,000, dated as of March 31, 2006 (as amended, modified or supplemental from time to time, the “March 2006 Note”), made by the Company in favor of Laurus, Valens US (as an assignee of Laurus) and Valens Ltd (as an assignee of Laurus);

3. that certain Note Purchase Agreement, dated as of October 30, 2007 (as amended, modified or supplemented from time to time, the “October 2007 Valens US Purchase Agreement”), by and between the Company and Valens US;

4. that certain Secured Promissory Note in the aggregate principal amount of $245,000, dated as of October 30, 2007 (as amended, modified or supplemented from time to time, the “October 2007 Valens US Note”), made by the Company in favor of Valens US;

5. that certain Note Purchase Agreement, dated as of October 30, 2007 (as amended, modified or supplemented from time to time, the “October 2007 Valens Offshore Purchase Agreement”), by and between the Company and Valens Offshore SPV II, Corp. (“Valens Offshore” and collectively with the March 2007 Purchasers and Valens US, the “Purchasers” and each a “Purchaser”);

6. that certain Secured Promissory Note in the aggregate principal amount of $255,000, dated as of October 30, 2007 (as amended, modified or supplemented from time to time, the “October Valens Offshore Note”), made by the Company in favor of Valens Offshore;

7. that certain Note Purchase Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “December Valens US Purchase Agreement”), by and between the Company and Valens US;

8. that certain Secured Promissory Note in the aggregate principal amount of $4,900,000, dated as of the date hereof (as amended, modified or supplemental from time to time, the “December 2007 Valens US Note”), made by the Company in favor of Valens US;

9. that certain Note Purchase Agreement, dated as of the date hereof (as amended, modified or supplemental from time to time, the “December Valens 2007 Offshore Purchase Agreement” and collectively with the March 2006 Purchase Agreement, the October 2007 Valens US Purchase Agreement, the October 2007 Valens Offshore Purchase Agreement and the December 2007 Valens US Purchase Agreement, the “Purchase Agreements” and each a “Purchase Agreement”), by and between the Company and Valens Offshore; and

10. that certain Secured Promissory Note in the aggregate principal amount of $3,600,000, dated as of the date hereof (as amended, modified or supplemental from time to time, the “December 2007 Valens Offshore Note” and collectively with the March 2006 Note, October 2007 Valens US Note, October 2007 Valens Offshore Note and the December 2007 Valens US Note, the “Notes”), made by the Company in favor of Valens Offshore.

Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Purchase Agreements, as applicable.

In consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged and in order to induce the Purchasers to make, and to continue to make, certain financial accommodations to the Company, the Company hereby agrees that, on the date hereof, it shall:

(a) prepay principal amounts due and owing under the March 2006 Note for the months of December 2007 through and including May 2008 to the March 2006 Purchasers in the aggregate amount of $1,335,351.25 as follows: (i) $1,202,485.70 to Laurus, (ii) $101,474.10 to Valens Ltd and (iii) $31,391.45 to Valens US;

(b) prepay interest that will accrue on the principal amount of the March 2006 Note (after giving effect to the principal prepayment described in subsection (a) above) during the period commencing on December 1, 2007 through and including May 31, 2008 (the “Interest Prepayment Period”) to the March 2006 Purchasers in the aggregate amount of $832,804.39 (the “March 2006 Prepaid Interest Amount”) as follows: (i) $780,820.60 to Laurus, (ii) $39,702.05 to Valens Ltd and (iii) $12,281.74 to Valens US;

(c) prepay interest that will accrue on the principal amount of the October 2007 Valens US Note during the Interest Prepayment Period to Valens US in the amount of $13,903.74 (the “October 2007 Valens US Prepaid Interest Amount”);

(d) prepay interest that will accrue on the principal amount of the October 2007 Valens Offshore Note during the Interest Prepayment Period to Valens Offshore in the amount of $14,471.24 (the “October 2007 Valens Offshore Prepaid Interest Amount”);

(e) prepay interest that will accrue on the principal amount of the December 2007 Valens US Note during the Interest Prepayment Period to Valens US in the amount of $235,336.11 (the “December 2007 Valens US Prepaid Interest Amount”); and

(f) prepay interest that will accrue on the principal amount of the December 2007 Valens Offshore Note during the Interest Prepayment Period to Valens Offshore in the amount of $172,900 (the “December 2007 Valens Offshore Prepaid Interest Amount”) together with the March 2006 Prepaid Interest Amount, the October 2007 Valens US Prepaid Interest Amount, the October 2007 Valens Offshore Prepaid Interest Amount and the December 2007 Valens US Prepaid Interest Amount, the “Prepaid Interest Amounts”).

Each Purchaser hereby agrees that in the event the Company prepays any additional principal amounts due and owing under any of the Notes (the “Principal Prepayment Amount”) prior to the expiration of the Interest Prepayment Period, the applicable Purchasers shall reimburse the Company a portion of the Prepaid Interest Amount paid to such Purchasers in an amount equal to the interest that would have accrued on the Principal Prepayment Amount from the date of such prepayment through the remainder of the Interest Prepayment Period.

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This letter agreement may not be amended or waived except by an instrument in writing signed by the Company and the Purchasers. This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This letter agreement sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

Very truly yours,

LAURUS MASTER FUND, LTD.

By:	Laurus Capital Management, LLC, its investment manager

	By:	/s/ Patrick Regan
	Name:	Patrick Regan
	Title:	Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By:	Valens Capital Management, LLC, its investment manager

	By:	/s/ Patrick Regan
	Name:	Patrick Regan
	Title:	Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its investment manager

	By:	/s/ Patrick Regan
	Name:	Patrick Regan
	Title:	Authorized Signatory

[Additional Signature Page to Follow]

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

	By:	/s/ Patrick Regan
	Name:	Patrick Regan
	Title:	Authorized Signatory

Agreed and Accepted as of the date first written above.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO